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                                                                    EXHIBIT 10.6


                                  OFFICE LEASE

Palm Beach County, Florida


         THIS OFFICE LEASE ("Lease"), made this the 13TH day of AUGUST, 1998, by and between HIGHWOODS/FLORIDA HOLDINGS, L.P., a Delaware limited partnership, hereinafter "Landlord" and hereinafter, ONLINE TRADING, INC., a Florida corporation, hereinafter "Tenant":

                              W I T N E S S E T H :

         Upon the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord property referred to as the Premises, all as follows:

         1. PREMISES. The property hereby leased to Tenant is that area shown on EXHIBIT A hereto attached, which consists of approximately 6,747 rentable square feet, in Suite 200, (THE "PREMISES") which is located in what is sometimes called the HIGHWOODS SQUARE III BUILDING (THE "BUILDING"), located at, 2700 N. MILITARY TRAIL Boca Raton, Palm Beach County, Florida (THE "PREMISES"). The Building is one of three buildings comprising an office project known as HIGHWOODS SQUARE (THE "PROJECT") consisting of a total of 242,337 RENTABLE SQUARE FEET.

            The usable area of the Premises, 5,918 square feet, shall be multiplied by the core area factor of 1.14, OR ACTUAL PER BOMA STANDARD OF MEASUREMENT, WHICHEVER IS LESS, to determine the rentable square footage as referred to above. Tenant hereby acknowledges and agrees that Base Rent, as defined in PARAGRAPH 4, shall be computed based on the RENTABLE square footage of the Premises, NOT THE USABLE square footage of the Premises. Tenant hereby waives any right to assert any claim or to institute any litigation or other legal proceedings against Landlord in which Tenant alleges that Landlord agreed to calculate Base Rent for the Premises based upon the usable square footage of the Premises. The foregoing waiver by Tenant has been made as a condition precedent and material inducement to Landlord's agreement to enter into this Lease.

         2. TERM. The term of this Lease ("Lease Term") is for 96 months, and shall commence FIVE (5) DAYS AFTER THE LATER TO OCCUR OF (a) COMPLETION OF THE BUILDING, OR (b) SUBSTANTIAL COMPLETION OF THE TENANT IMPROVEMENTS, WHICH SHALL BE EVIDENCED BY THE ISSUANCE OF A CERTIFICATE OF OCCUPANCY BY THE CITY OF BOCA RATON. TENANT ACKNOWLEDGES THAT THE BUILDING IS PRESENTLY UNDER CONSTRUCTION. LANDLORD ANTICIPATES (a) THAT IT WILL BE READY TO COMMENCE CONSTRUCTION OF TENANT IMPROVEMENTS, BY SEPTEMBER 30, 1998, AND (b) THAT CONSTRUCTION OF THE BUILDING WILL BE COMPLETE BY OCTOBER 31, 1998, ("Commencement Date"), and shall expire (unless sooner terminated or extended as herein provided) at noon on ____________ ("Expiration Date").

            If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, no obligation of Tenant shall be affected thereby, and neither Landlord nor Landlord's agents shall be liable to Tenant for any loss or damage resulting from the delay in delivery of possession; provided, however, that in such event, the Commencement Date and Expiration Date of this Lease, and all other dates that may be affected by their change, shall be revised to conform to the date of Landlord's delivery of possession to Tenant. The above, however, is subject to the provision that the period permitted for the delay of delivery of possession of the Premises shall not exceed sixty (60) days from the Commencement Date set forth in the first sentence of this PARAGRAPH 2 (except that those delays beyond Landlord's control or caused by Tenant ("Delays") shall be excluded in calculating such period). If Landlord does not deliver possession to Tenant within such period, Tenant may terminate this Lease by written notice to Landlord; provided, that written notice shall be ineffective if given after Tenant takes possession of any part of the Premises, or if given more than seventy (70) days after the original Commencement Date plus the time of any Delays. Unless expressly otherwise provided herein, Rent shall commence on the earlier of: (a) the Commencement Date; (b) occupancy of the Premises by Tenant;
(c) the date Landlord has the Premises ready for occupancy by Tenant, as such date is adjusted under the Work Letter, if any, attached hereto; or (d) the date Landlord could have had them ready had there been no Delays attributable to Tenant. Unless the context otherwise so requires, the term "Rent" as used herein includes both Base Rent and Additional Rent as set forth in PARAGRAPHS 4 AND 5.






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            If the Expiration Date, as determined herein, does not occur on the last day of a calendar month, Landlord, at its option, may extend the Lease Term by the number of days necessary to cause the Expiration Date to occur on the last day of the last calendar month of the Lease Term. Tenant shall pay Base Rent and Additional Rent for such additional days at the same rate payable for the portion of the last calendar month immediately preceding such extension. The Commencement Date, Lease Term (including any extension by Landlord pursuant to this PARAGRAPH 2) and the Expiration Date shall be set forth in a Commencement Letter or Commencement Agreement prepared by Landlord and executed by Tenant in accordance with the provisions of this PARAGRAPH 2.

         3. USE. The Premises may be used only for general office purposes in connection with Tenant's present business. Tenant's Premises shall be occupied for no other use without Landlord's prior written consent. Tenant shall never make any use of the Premises which is in violation of any governmental laws, rules or regulations, whether now existing or hereafter enacted, nor may Tenant make any use of the Premises not permitted, or otherwise prohibited, by any restrictive covenants which apply to the Premises. Tenant may not make any use which is or may be a nuisance or trespass, which increases any insurance premiums, or makes such insurance unavailable to Landlord on the Building. In the event of an increase in any of Landlord's insurance premiums which results from Tenant's use or occupancy of the Premises, if Tenant does not pay Landlord, on demand, the amount of such increase, Landlord may treat such use as a default hereunder.

         4. BASE RENT. All Rent payable by Tenant shall be without previous demand or notice therefor by Landlord and without set off or deduction. The base rent for the Term shall be the sum of $1,079,317.59 ("Base Rent"), which shall be payable in equal monthly installments of $9,839.38 for the first twelve months, payable in advance on or before the first day of each calendar month during the Term of this Lease, unless the Term commences on a day other than the first day of a calendar month, in which event prorated Rent at the above rate until the end of the month in which the Lease Term commences shall be due and payable on the Commencement Date. In addition to such remedies as may be provided under the default provisions of this Lease, Landlord shall be entitled to a late charge of five percent (5%) of the amount of each monthly Rent payment and any other charges not received by the fifth day of the month when due, and a charge of the lower of a lawful bad check fee or five percent (5%) of the amount of any check given by Tenant not paid when first presented by Landlord.

            On the first anniversary of the Commencement Date and on each anniversary thereafter for the first five (5) years of the Lease Term, the amount of Base Rent shall be increased as follows: by multiplying the Base Rent for the previous Lease Year by One Hundred Four Percent (104%). The Base Rent for the final three (3) years of the Lease Term will be increased as follows: by multiplying the Base Rent for the previous Lease Year by One Hundred Three (103%). Such increased amount shall then be the Base Rent for that Lease Year. "Lease Year" as used herein shall mean each twelve (12) month period commencing on the Commencement Date or any anniversary thereof; provided that, if the Commencement Date is other than the first day of a calendar month, then the first Lease Year shall include such partial month together with the next succeeding twelve (12) months, and each succeeding Lease Year shall begin on the first day of the calendar month that corresponds to the month following the Commencement Date.

         5. ADDITIONAL RENT; INDEPENDENT COVENANTS.

            (1) PAYMENT OF ADDITIONAL RENT. Landlord shall notify Tenant in writing, giving calculations, if reasonably necessary, of the amount of Additional Rent (as defined below) payable by Tenant, which Additional Rent shall be payable monthly at the same time as, and in addition to, the Base Rent. Tenant shall pay as Additional Rent any sales or use tax imposed on rents collected by Landlord or any tax on rents in lieu of ad valorem taxes on the Building, even though laws imposing such taxes attempt to require Landlord to pay the same. If any such sales or use tax shall be imposed upon Landlord, and Landlord shall be prohibited by applicable law from collecting the amount of such tax from Tenant as Additional Rent, then Landlord, upon sixty (60) days prior written notice to Tenant, may terminate this Lease, unless Tenant legally can and does in fact reimburse Landlord for such tax.





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            (2) TENANT'S PROPORTIONATE SHARE OF DIRECT EXPENSE PASSTHROUGHS.
Tenant further shall pay as Additional Rent, which Additional Rent shall be payable at the same time as, and in addition to, the Base Rent, Tenant's Proportionate Share (hereafter defined) of all of Landlord's Direct Expenses (hereinafter defined) as set forth on Lease Addendum No. 1 attached to this Lease. TENANT'S PROPORTIONATE SHARE SHALL BE DETERMINED BY MULTIPLYING THE TOTAL COST OF THE DIRECT EXPENSES BY A FRACTION, THE NUMERATOR OF WHICH IS THE RENTABLE SQUARE FOOTAGE OF THE PREMISES, AND THE DENOMINATOR WHICH IS EQUAL TO THE GREATER OF (i) THE RENTABLE SQUARE FOOTAGE OF THE PROJECT WHICH IS THEN LEASED TO ALL TENANTS OF THE PROJECT, OR (ii) 95% OF THE TOTAL RENTABLE SQUARE FOOTAGE IN THE PROJECT.

            (3) DEFINITION OF ADDITIONAL RENT. The term "Additional Rent" as used throughout this Lease shall mean all sums and charges other than Base Rent due or payable by Tenant under this Lease.

            (4) TENANT'S INDEPENDENT COVENANTS. Tenant's obligation to pay Rent under this Lease is completely separate from and independent of any of Landlord's obligations under this Lease.

         6. SERVICES BY LANDLORD. Provided that Tenant is not then in default, Landlord shall cause to be furnished to the Premises, in common with other tenants, during business hours of 8:00 A.M. to 6:00 P.M., Monday through Friday (excluding national and state holidays), the following services: janitorial services (once per working day after normal working hours), water (if available from city mains) for drinking, lavatory and toilet purposes, operator less elevator service and heating and air conditioning for the reasonably comfortable use and occupancy of the Premises, provided heating and cooling conforming to any governmental regulation prescribing limitations thereon shall be deemed to comply with this service. Landlord shall furnish the Premises with electricity for the maintenance of building standard fluorescent lighting composed of 2' x 4' fixtures. Incandescent fixtures, table lamps, all lighting other than the aforesaid building standard fluorescent light, dimmers and all lighting controls other than controls for the aforesaid building standard fluorescent lighting shall be serviced, replaced and maintained at Tenant's expense. Landlord shall also furnish the Premises with electricity for lighting for the aforesaid building standard fluorescent lighting and for the operation of general office machines, such as electric typewriters, desk top computers, word processing equipment, dictating equipment, adding machines and calculators, and general service non-production type office copy machines. Landlord shall have the right to enter and inspect the Premises and all electrical devices therein from time to time. All additional costs resulting from Tenant's extraordinary usage of heating, air conditioning or electricity shall be paid by Tenant upon demand as Additional Rent for each month or portion thereof, and Tenant shall not install equipment with unusual demands for any of the foregoing without Landlord's prior written consent, which Landlord may withhold if it determines that in its opinion such equipment may not be safely used in the Premises or that electrical service is not adequate therefor. If heat generating machines or equipment shall be used in the Premises by Tenant which affect the temperature otherwise maintained by the heating and air conditioning system, Landlord shall have the right to install supplemental air conditioning units in the Premises and the cost thereof, including the cost of engineering and installation, and the cost of operation and maintenance thereof, shall be paid by Tenant upon demand by Landlord. Landlord shall further provide a reasonable pro rata amount of unreserved free parking, in common with the other tenants, for Tenant's employees and visitors.

            So long as Landlord acts reasonably and in good faith, there shall be no abatement or reduction of Rent by reason of any of the foregoing services not being continuously provided to Tenant.

            Tenant shall report immediately to Landlord any defective condition in or about the Premises known to Tenant and if such defect is not so reported and such failure to promptly report results in other damage, Tenant shall be liable for same. Landlord shall not be liable to Tenant for any damage caused to Tenant and its property due to the Building or any part or appurtenance thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from electricity.





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         7. TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES; LIENS; LANDLORD'S
DUTIES AND RIGHTS. Tenant's occupancy of the Premises is Tenant's representation to Landlord that it has examined and inspected the same, finds the Premises to be as represented by Landlord and satisfactory for Tenant's intended use, and constitutes Tenant's acceptance "as is," "where is" and with all faults. Landlord makes no representation or warranty as to the condition of said Premises. During Tenant move-in, the representative of the Tenant must be on-site with any moving company to insure proper treatment of the Premises. Elevators and multi-story office buildings must remain in use for the general public during business hours. Any specialized use of elevators must be coordinated with the Landlord's Property Manager. All packing material and refuse must be properly disposed of. Any damage or destruction due to moving will be the sole responsibility of the Tenant. Tenant shall deliver at the end of this Lease each and every part of the Premises in good repair and condition, ordinary wear and tear and damage by insured casualty excepted. The delivery of key or other such tender of possession of the Premises to Landlord or to an employee of Landlord shall not operate as a termination of this Lease or a surrender of the Premises except upon written notice by Landlord. Tenant shall:
(a) keep the Premises and fixtures in good order; (b) make repairs and replacements to the Premises or Building needed because of Tenant's misuse or primary negligence; (C) repair and replace special equipment or decorative treatments above Building standard installed by or at Tenant's request and that serve the Premises only, except (A) to the extent the repairs or replacements are needed because of Landlord's misuse or primary negligence, which are not covered by Tenant's insurance, or the insurance Tenant is required to carry under this Lease, whichever coverage is greater, or (B) if this Lease is ended because of casualty loss or condemnation; and (d) not commit waste. Tenant, however, shall make no structural or interior alterations of the Premises. If Tenant requires alterations, Tenant shall provide Landlord's managing agent with a complete set of construction drawings, and such agent shall then determine the actual cost of the work to be done (to include a construction supervision fee of 5% to be paid to Landlord's managing agent). Tenant may then either agree to pay Landlord to have the work done or withdraw its request for alterations. If requested by Landlord on termination of this Lease or vacation of the Premises by Tenant, Tenant shall restore the Premises, at Tenant's sole expense, to the same condition as existed at the commencement of the Lease Term, ordinary wear and tear and damage by insured casualty only excepted. Landlord, however, may elect to require Tenant to leave alterations performed for Tenant unless at the time of such alterations Landlord agreed in writing they could be removed on expiration of this Lease.

                  Except for repairs and replacements that Tenant must make under this PARAGRAPH 7, Landlord shall pay for and make all other repairs and replacements to the Premises, common areas and Building (including Building fixtures and equipment).

                  Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by or on behalf of Tenant. Should any claim of lien or other lien be filed against the Premises or the Building by reason of any act or omission of Tenant or any of Tenant's agents, employees, contractors or representatives, Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within ten (10) days after the filing thereof. Should Tenant fail to discharge such lien within such ten (10) day period, Landlord may discharge the same, in which event Tenant shall reimburse Landlord, on demand, as Additional Rent, for the amount of the lien or the amount of the bond, if greater, plus all administrative costs incurred by Landlord in connection therewith. The remedies provided herein shall be in addition to all other remedies available to Landlord under this Lease or otherwise.

                  Tenant shall have no power to do any act or make any contract which may create or be the foundation of any lien, mortgage or other encumbrance upon the reversionary or other estate of Landlord, or any interest of Landlord in the Premises. NO CONSTRUCTION LIENS OR OTHER LIENS FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED TO THE PREMISES SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE PREMISES OR THE BUILDING.

                  Except for non-standard items installed for Tenant's sole use, Landlord shall make the repairs and replacements to maintain the Building in a condition comparable to other first class office buildings in the Metropolitan area where the Premises are located. This maintenance shall




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include the roof, foundation, exterior walls, interior structural walls, all structural components, and all exterior (outside of walls) systems, such as mechanical, electrical, HVAC, and plumbing. Repairs or replacements required under this PARAGRAPH 7 shall be made within a reasonable time (depending on the nature of the repair or replacement needed) after receiving notice from Tenant or having actual knowledge of the need for a repair or replacement.

                  Notwithstanding anything to the contrary set forth above in this PARAGRAPH 7, if Tenant does not perform its maintenance obligations in a timely manner as set forth in this Lease, commencing the same within five (5) days of receipt of notice from Landlord specifying the work needed and thereafter diligently and continuously pursuing completion of unfulfilled maintenance obligations, Landlord shall have the right, but not the obligation, to perform such maintenance, and any amounts so expended by Landlord shall be paid by Tenant to Landlord within thirty (30) days after demand, with interest at the maximum rate allowed by law (or the rate of fifteen percent (15%) per annum, whichever is less) from the date of expenditure through the date paid.

         8. DAMAGES TO PREMISES. If the Premises shall be partially damaged by fire or other casualty insured under Landlord's insurance policies, and if Landlord's lender(s) shall permit insurance proceeds paid as a result thereof to be so used, then upon receipt of the insurance proceeds, Landlord shall, except as otherwise provided herein, promptly repair and restore the same (exclusive of improvements made by Tenant, Tenant's trade fixtures, decorations, signs, and contents) substantially to the condition thereof immediately prior to such damage or destruction; limited, however, to the extent of the insurance proceeds received by Landlord. If by reason of such occurrence: (a) the Premises are rendered wholly untenantable; (b) the Premises are damaged in whole or in part as a result of a risk which is not covered by Landlord's insurance policies; (c) Landlord's lender does not permit a sufficient amount of the insurance proceeds to be used for restoration purposes; (d) the Premises are damaged in whole or in part during the last two years of the Lease Term; or (e) the building containing the Premises is damaged (whether or not the Premises are damaged) to an extent of fifty percent (50%) or more of the fair market value thereof, Landlord may elect either to repair the damage as aforesaid, or to cancel this Lease by written notice of cancellation given to Tenant within sixty (60) days after the date of such occurrence, and thereupon this Lease shall terminate. Tenant shall vacate and surrender the Premises to Landlord within fifteen (15) days after receipt of such notice of termination. In addition, Tenant may also terminate this Lease by written notice given to Landlord at any time between the one hundred eighty-first (181st) and one hundred ninety-sixth (196th) days after the occurrence of any such casualty, if Landlord has failed to restore the damaged portions of the Building (including the Premises) within one hundred eighty
(180) days of such casualty. However, if Landlord is prevented by causes beyond its reasonable control (including, without limitation, those encompassed in the meaning of the term FORCE MAJEURE) ("Delays"), from completing the restoration within said one hundred eighty (180) day period, and if Landlord provides Tenant with written notice of such cause for delay within fifteen (15) days of the occurrence thereof, said notice to contain the reason for delay and a good faith estimate of the period of the delay caused thereby, then Landlord shall have an additional period beyond said one hundred eighty (180) days, equal to the Delays in which to restore the damaged areas of the Building; and Tenant may not elect to terminate this Lease until said additional period required for completion has expired with the Building not having been substantially restored. In such case, Tenant's fifteen (15) day notice of termination period shall begin to run upon the expiration of Landlord's additional period for restoration set forth in the preceding sentence. Upon the termination of this Lease as aforesaid, Tenant's liability for the Rent and other charges reserved hereunder shall cease as of the effective date of the termination of this Lease, subject, however, to the provisions for abatement of Rent hereinafter set forth.

            Unless this Lease is terminated as aforesaid, this Lease shall remain in full force and effect, and Tenant shall promptly repair, restore, or replace Tenant's improvements, trade fixtures, decorations, signs, and contents in the Premises in a manner and to at least a condition equal to that existing prior to their damage or destruction, and the proceeds of all insurance carried by Tenant on said property shall be held in trust by Tenant for the purposes of such repair, restoration, or replacement.

            If, by reason of such fire or other casualty, the Premises are rendered wholly untenantable, the Rent and other charges payable by Tenant shall be fully abated, or if only partially





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damaged, such Rent and other charges shall be abated proportionately as to that portion of the Premises rendered untenantable, in either event (unless the Lease is terminated, as aforesaid) from the date of such casualty until the Premises have been substantially repaired and restored, or until Tenant's business operations are restored in the entire Premises, whichever shall first occur. Tenant shall continue the operation of Tenant's business in the Premises or any part thereof not so damaged during any such period to the extent reasonably practicable from the standpoint of prudent business management. However, if such damages or other casualty shall be caused by the negligence or other wrongful conduct of Tenant or of Tenant's subtenants, licensees, contractors, or invitees, or their respective agents or employees, there shall be no abatement of Rent or other charges. Except for the abatement of the Rent and other charges hereinabove set forth, Tenant shall not be entitled to, and hereby waives, all claims against Landlord for any compensation or damage for loss of use of the whole or any part of the Premises and/or for any inconvenience or annoyance occasioned by any such damage, destruction, repair, or restoration.

         9. ASSIGNMENT; SUBLEASE. Tenant may not assign or encumber this Lease or its interest in the Premises arising under this Lease, and may not sublet any part or all of the Premises without the written consent of Landlord first had and obtained, which consent may not be unreasonably withheld. Any assignment or sublease to which Landlord may consent (one consent not being any basis that Landlord should grant any further consent) shall not relieve Tenant of any or all of its obligations hereunder. For the purpose of this PARAGRAPH 9, the word "assignment" shall be defined and deemed to include the following: (i) if Tenant is a partnership, the withdrawal or change, whether voluntary, involuntary or by operation of law of partners owning thirty percent (30%) or more of the partnership, or the dissolution of the partnership; (ii) if Tenant consists of more than one person, an assignment, whether voluntary, involuntary, or by operation of law, by one person to one of the other persons that is a Tenant; (iii) if Tenant is a corporation, any dissolution or reorganization of Tenant, or the sale or other transfer of a controlling percentage (hereafter defined) of capital stock of Tenant other than to an affiliate or subsidiary or the sale of fifty-one percent (51%) in value of the assets of Tenant; and (iv) if Tenant is a limited liability company, the change of members whose interest in the company is fifty percent (50%) or more. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors, or such lesser percentage as is required to provide actual control over the affairs of the corporation. Acceptance of Rent by Landlord after any non-permitted assignment shall not constitute approval thereof by Landlord. Notwithstanding the foregoing provisions of this PARAGRAPH 9, Tenant may assign or sublease part or all of the Premises without Landlord's consent to: (i) any corporation or partnership that controls, is controlled by, or is under common control with, Tenant; (ii) any corporation resulting from the merger or consolidation with Tenant or to any entity that acquires all of Tenant's assets as a going concern of the business that is being conducted on the Premises, as long as the assignee or sublessee is a bona fide entity and assumes the obligations of Tenant, and continues the same use as permitted under PARAGRAPH 3, or (iii) ANY INDIVIDUAL EMPLOYEE OR CUSTOMER ACTIVELY ENGAGED IN TRADING SECURITIES WITHIN THE PREMISES. However, Landlord must be given prior written notice of any such assignment or subletting, and failure to do so shall be a default hereunder. Landlord will never consent to an assignment or sublease that might result in a use that conflicts with the rights of an existing tenant. Furthermore, LANDLORD SHALL NEVER BE OBLIGATED TO CONSENT TO AN ASSIGNMENT OR SUBLEASE TO ANY PARTY WHICH IS THEN A TENANT OR A PROSPECTIVE TENANT OF LANDLORD'S, OR ANY AFFILIATE OF LANDLORD, EITHER WITH RESPECT TO SPACE WITHIN THE BUILDING PROJECT, OR WITH RESPECT TO SPACE WITHIN ANY OTHER PROPERTY OWNED BY LANDLORD OR ANY AFFILIATE OF LANDLORD. A PROSPECTIVE TENANT IS ANY PARTY WITH WHICH LANDLORD OR ANY AFFILIATE OF LANDLORD HAS BEEN IN CONTACT, EITHER VERBALLY OR IN WRITING, PERTAINING TO THE POSSIBILITY OF SUCH PARTY'S LEASING SPACE FROM LANDLORD OR ANY OF LANDLORD'S AFFILIATES.

            In no event shall this Lease be assignable by operation of any law, and Tenant's rights hereunder may not become, and shall not be listed by Tenant as an asset under any bankruptcy, insolvency or reorganization proceedings. Tenant is not, may not become, and shall never represent itself to be an agent of Landlord, and Tenant acknowledges that Landlord's title is paramount, and that it can do nothing to affect or impair Landlord's title.







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            If this Lease shall be assigned or the Premises or any portion thereof sublet by Tenant at a rental that exceeds the rentals to be paid to Landlord hereunder, attributable to the Premises or portion thereof so assigned or sublet, then any such excess shall be paid over to Landlord by Tenant.

        10. TENANT'S COMPLIANCE; INSURANCE REQUIREMENTS. Tenant shall comply with all applicable laws, ordinances and regulations affecting the Premises, now existing or hereafter adopted, including general rules and regulations for tenants (a copy of the present rules are attached as EXHIBIT B) as may be developed from time to time by Landlord effective as of the date delivered to Tenant or posted on the Premises providing such rules are uniformly applicable to all tenants in the Building.

            Throughout the Term of this Lease, Tenant at its sole cost and expense shall keep or cause to be kept for the mutual benefit of Landlord, Landlord's managing agent, if any, and Tenant, public liability and property damage insurance with combined single limit coverage of at least $1,500,000 (with appropriate cross-liability endorsements so showing), which policies insure against all liability of Tenant, Tenant's authorized representatives, and anyone for whom Tenant is responsible, arising out of and in connection with Tenant's use of the Premises, and which shall insure Tenant's performance of the indemnity provisions contained herein. Not more frequently than once every three
(3) years, Landlord may require the limits to be increased if in its reasonable judgment (or that of its mortgagee) the coverage is insufficient. Tenant shall also insure its personal property and fixtures located in the Premises and any improvements made by Tenant for their full reasonable insurable value, and Tenant shall neither have, nor make, any claim against Landlord for any loss or damage to the same, regardless of the cause thereof.

            Prior to taking possession of the Premises, and thereafter at least ten (10) business days prior to the renewal dates thereof, Tenant shall deliver to Landlord copies of original policies, or certificates thereof satisfactory to Landlord, and a receipt for payment of the next year's premium. All such policies shall be non-assessable and shall contain language to the extent obtainable that: (a) any loss shall be payable notwithstanding any act or negligence of Landlord or Tenant that might otherwise result in forfeiture of the insurance, (b) that the policies are primary and non-contributing with any insurance that Landlord may carry, and (c) that the policies cannot be canceled or changed except after thirty (30) days' prior written notice to Landlord. If Tenant fails to provide Landlord with insurance coverage and/or receipts as required, Landlord may obtain such coverage and Tenant shall reimburse the cost thereof on demand.

            Anything in this Lease to the contrary notwithstanding, Landlord hereby releases and waives unto Tenant (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, and Tenant hereby releases and waives unto Landlord (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, all rights to claim damages for any injury, loss, cost or damage to persons or to the Premises or any other casualty, as long as the amount of which injury, loss, cost or damage has been paid either to Landlord, Tenant, or any other person, firm or corporation, under the terms of any fire, extended coverage, public liability or other policy of insurance, to the extent such releases or waivers are permitted under applicable law. All policies of insurance carried or maintained pursuant to this Lease shall contain, or be endorsed to contain, a provision whereby the insurer waives all rights of subrogation against either Tenant or Landlord.

            Subject to the terms of the preceding Paragraph, Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising out of (a) Tenant's use of the Premises or any part thereof, (b) any activity, work, or other thing done, permitted or suffered by Tenant in or about the Premises or the Building, or any part thereof, (c) any breach or default by Tenant in the performance of any of its obligations under this Lease, or (d) any act or negligence of Tenant, or any officer, agent, employee, contractor, servant, invitee or guest of Tenant; and in each case from and against any and all damages, losses, liabilities, lawsuits, costs and expenses (including attorneys' fees at all tribunal levels) arising in connection with any such claim or claims as described in (a) through (d) above, or any action brought thereon. If such action be brought against Landlord, Tenant upon notice from Landlord shall defend the same through counsel selected by Tenant's insurer, or other counsel acceptable to Landlord. Tenant assumes all risk of damage or loss to its property or injury or death to persons in, on, or about the Premises, from all causes except those for which the law imposes liability on Landlord regardless of any attempted waiver thereof, and Tenant hereby waives such claims in respect thereof against Landlord. The provisions of this PARAGRAPH 10 shall survive the termination of this Lease.

            Landlord shall keep the Building, including the improvements, insured against damage and destruction by fire, earthquake, vandalism, and other perils in the amount of the full replacement value of the Building, as the value may exist from time to time. The insurance shall include an extended coverage endorsement of the kind required by institutional lenders.

            Each party shall keep its personal property and trade fixtures in the Premises and Building insured with "all risks" insurance in an amount to cover one hundred percent (100%) of the replacement cost of the property and fixtures. Tenant shall also keep any non-Building-standard improvements made to the Premises at Tenant's request insured to the same degree as Tenant's personal property.

            Tenant covenants during the Lease Term and such further time as Tenant occupies any part of the Premises to keep all of Tenant's employees working in the Premises covered by worker's compensation insurance and required statutory amounts and to furnish Landlord with certificates thereof upon written request. Tenant's insurance policies required by this Lease shall: (a) be issued by insurance companies licensed to do business in the state of Florida with general policyholder's ratings of at least A- and a financial rating of at least X in the most current BEST'S INSURANCE REPORTS available on the commencement date, or if the BEST'S ratings are changed or discontinued, the parties shall agree to a comparable method of rating insurance companies; (b) name the nonprocuring party as an additional insured as its interest may appear [other landlords or tenants may be added as additional insureds in a blanket policy];
(c) provide that the insurance is not to be canceled oR materially changed in the scope or amount of coverage unless thirty (30) days advance notice is given to the nonprocuring party; (d) be primary policies, not contributing with, or in excess of, the coverage that the other party may carry; (e) provide that any loss shall be payable notwithstanding any act or negligence of Landlord or Tenant which might result in a forfeiture thereunder of such insurance or the amount of proceeds payable; (f) have no deductible unless Landlord accepts a policy showing a reasonable deductible; (g) have contractual coverage endorsements insuring indemnities under this Lease; and (h) be maintained during the entire Lease Term and any extension terms.

        11. SUBORDINATION; ATTORNMENT; LANDLORD FINANCING. Tenant agrees that this Lease is automatically subordinate to any mortgage or deed of trust heretofore or hereafter executed by Landlord covering the Premises. Tenant agrees that this Lease will be either subordinate or superior to any mortgage heretofore or hereafter executed by Landlord covering the Premises, depending on the requirements of such mortgagee. Tenant within ten (10) days of request to do so from Landlord or its mortgagee will execute such agreement making this Lease superior or subordinate and containing such other agreements and covenants on Tenant's part as Landlord's mortgagee may request, and will agree to attorn to said mortgagee provided the mortgagee agrees not to disturb Tenant's possession hereunder so long as Tenant is in compliance with this Lease. Further, Tenant agrees to execute within five (5) days of request therefor, and as often as requested, estoppel certificates confirming any factual matter requested therein which is true and is within Tenant's knowledge regarding this Lease, the Premises, or Tenant's use thereof, including, but not limited to date of occupancy, expiration date of this Lease, the amount of Rent due and date to which Rent is paid, whether or not Tenant has any defense or offsets to the enforcement of this Lease or the Rent payable hereunder or knowledge of any default or breach by Landlord, and that this Lease together with any modifications or amendments is in full force and effect. Tenant shall attach to such estoppel certificate copies of all modifications or amendments.

            Tenant agrees to give any mortgagee of Landlord which has provided a non-disturbance agreement to Tenant, notice of, and a reasonable opportunity (which shall in no event be less than thirty (30) days after written notice thereof is delivered to mortgagee as herein provided) to cure, any Landlord default hereunder; and Tenant agrees to accept such cure if effected by such mortgagee. No termination of this Lease by Tenant shall be effective until such notice has been given and the cure period has expired without the default having been cured. Further Tenant agrees to permit such mortgagee (or other purchaser at any foreclosure sale), and its successors and assigns, on acquiring Landlord's interest in the Premises and the Lease, to become substitute Landlord hereunder, with liability only for such Landlord obligations as accrue after Landlord's interest is so acquired. Tenant agrees to attorn to any successor Landlord.

        12. SIGNS. Tenant may not erect, install or display any sign or advertising material upon the Building exterior, the exterior of the Premises, or the exterior walls thereof, or in any window therein, without the prior written consent of Landlord. Landlord shall furnish, install and maintain a building standard directory at a location in or near the lobby and Building standard suite signage, at Tenant's expense. TENANT MAY AT TENANT'S EXPENSE UTILIZE ONE SPACE FOR SIGNAGE IDENTIFICATION ON ANY MARQUE SIGNAGE WHICH LANDLORD MAY INSTALL IN THE GROUND NEAR THE BUILDING ENTRANCE. LANDLORD WILL DETERMINE WHERE SUCH SIGNAGE WILL BE PLACED.

        13. ACCESS TO PREMISES. Landlord shall have the right, at all reasonable times, either itself or through its authorized agents, to enter the Premises (i) to make repairs, alterations or changes as Landlord deems necessary, (ii) to inspect the Premises, and (iii) to show the Premises to prospective mortgagees and purchasers. Landlord shall have the right, either itself or through its authorized agents, to enter the Premises at all reasonable times for inspection to show prospective tenants if within one hundred eighty
(180) days of the termination date as extended by any exercised option, to allow inspection by mortgagees, and to make such repairs, alterations or changes as Landlord deems necessary. Tenant, its agents, employees, invitees, and guests, shall have the right of ingress and egress to common and public areas of the Building, provided Landlord by reasonable regulation may control such access for the comfort, convenience, safety and protection of all tenants in the Building, or as needed for making repairs and alterations.

        14. DEFAULT; REMEDIES; TENANT WAIVERS. If Tenant: (i) fails to pay when due any Rent, or any other sum of money which Tenant is obligated to pay, and such breach shall continue and not be remedied within five (5) days after Landlord shall have given Tenant written notice specifying the breach, then Tenant shall be in default as provided in this Lease; or (ii) breaches any other agreement, covenant or obligation herein set forth and such breach shall continue and not be remedied within fifteen (15) days after Landlord shall have given Tenant written notice specifying the breach, or if such breach cannot, with due diligence, be cured within said period of fifteen (15) days and Tenant does not within said fifteen (15) day period commence and thereafter with reasonable diligence completely cure the breach within thirty (30) days after notice; or (iii) files (or has filed against it and not stayed or vacated within sixty (60) days after filing) any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar action), either in state or federal court; or (iv) makes any transfer in fraud of creditors as defined in Section 548 of the United States Bankruptcy Code (11 U.S.C. 548, as amended or replaced) ("Code"), has a receiver appointed for its assets (and appointment shall not have been stayed or vacated within thirty (30) days), or makes an assignment for benefit of creditors; then Tenant shall be in default hereunder, and, in addition to any other lawful right or remedy which it may have, Landlord may, at its option, in addition to such other remedies as may be available under Florida law: (x) terminate this Lease and Tenant's right of possession; or (y) terminate Tenant's right to possession but not this Lease and/or proceed in accordance with any and all of the following remedies:

            (1) Landlord may, without further notice, re-enter the Premises in accordance with applicable law and dispossess Tenant by summary proceedings or otherwise, as well as the legal representative(s) of Tenant and/or other occupant(s) of the Premises, and remove their effects and hold the Premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end; and/or at Landlord's option,

            (2) All Base Rent and all Additional Rent for the balance of the Lease Term will, at the election of Landlord, be accelerated and the present worth of same (as reasonably determined by Landlord) for the balance of the Lease Term, net of amounts actually collected by Landlord, shall become immediately due thereupon and be paid, together with all expenses of every nature which Landlord may incur such as (by way of illustration and not limitation) those for attorneys' fees, brokerage, advertising, and refurbishing the Premises in good order or preparing them for re-rental; and/or at Landlord's option,

            (3) Landlord may re-let the Premises, or any part thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Lease Term, and may grant concessions or free rent or charge a higher rental than that reserved in this Lease; provided, however, Landlord shall have no obligation to re-let the Premises, or any part thereof, and shall in no event be liable for failure to re-let the Premises, or any part thereof, or, in the event of any such re-letting, for refusal or failure to collect any rent due upon such re-letting, and no such refusal or failure shall operate to release Tenant of any liability under this Lease or otherwise to effect or reduce any such liability; and/or at Landlord's option,

            (4) Tenant or its legal representative(s) will also pay to Landlord as agreed upon damages, in addition to such other damages that Landlord may be legally entitled to, any deficiency between the Base Rent and all Additional Rent hereby charged and/or agreed to be paid and the net amount, if any, of the rents collected on account of this Lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the Lease Term.

            All rights and remedies of Landlord are cumulative, and the exercise of any one shall not be an election excluding Landlord at any other time from exercise of a different or inconsistent remedy. No exercise by Landlord of any right or remedy granted herein shall constitute or effect a termination of this Lease unless Landlord shall so elect by written notice delivered to Tenant.

            The failure of Landlord to exercise its rights in connection with this Lease or any breach or violation of any term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other covenant or condition herein contained.

            No acceptance by Landlord of a lesser sum than Base Rent, administrative charges, Additional Rent and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy provided in this Lease. In addition, no payments of money by Tenant to Landlord after the expiration or termination of this Lease after the giving of any notice by Landlord to Tenant shall reinstate or extend the Lease Term, or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums due under this Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment previously obtained.

        15. PROPERTY OF TENANT. Tenant shall timely pay any and all taxes levied or assessed against or upon Tenant's equipment, fixtures, furniture, leasehold improvements and personal property located in the Premises. Tenant (if not in default hereunder), prior to the Expiration Date may remove all fixtures and equipment which it has placed in the Premises, provided Tenant repairs all damages caused by such removal. If Tenant does not remove its property from the Premises upon termination (for whatever cause) of this Lease, such property shall be deemed abandoned by Tenant, and Landlord may dispose of the same in whatever manner Landlord may elect without any liability to Tenant.

        16. SECURITY AGREEMENT. In addition to, but not lieu of, any statutory lien which Landlord has under Florida law, including under Section 83.08, Florida Statutes, Tenant hereby grants to Landlord and Landlord shall have at all times, a valid first priority security interest, to secure payment of all sums of money due and payable under this Lease from Tenant and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any term, covenant, or condition contained herein, in and to all goods, inventory, equipment, fixtures, and all other tangible and intangible personal property owned by Tenant and all insurance proceeds of or relating to any of the foregoing (collectively, "Personal Property") presently or hereafter situated in or about the Premises, and all proceeds therefrom, and such Personal Property shall not be removed therefrom without the consent of Landlord until all arrearages in Base Rent and any Additional Rent then due and payable to Landlord under this Lease shall first have been paid and discharged and all the provisions of this Lease have been fully complied with by Tenant. If Tenant shall default under this Lease, or is no longer in possession of the Premises for any reason, then Landlord may, in addition to any other remedies provided in this Lease or allowed at law or in equity, all of which are cumulative, enter upon the Premises and take possession of any and all of the Personal Property, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase such Personal Property unless otherwise prohibited by law. The requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least five (5) days before the date of the sale. The proceeds from any such disposition of the Personal Property, less all expenses incurred in connection with the taking of possession, holding, and selling of the Personal Property (including, without limitation, reasonable attorneys' fees and disbursements ) shall be applied as a credit against the indebtedness secured by this security interest. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall pay any deficiencies forthwith. Although title to all of the Personal Property shall be in Tenant, none of such property or any right or interest therein or thereto shall be conveyed, transferred, assigned, mortgaged, or encumbered in any manner by Tenant without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion.

            The provisions of this PARAGRAPH 16 shall constitute a security agreement under the Uniform Commercial Code of the State of Florida ("UCC"), and create a security interest in the Personal Property, and Tenant agrees to execute, as debtor, such financing statements as Landlord may now or hereafter reasonably request to perfect the foregoing security interest pursuant to the UCC. Simultaneously with the execution of this Lease, Tenant agrees to execute all UCC-1 financing statements necessary to perfect Landlord's security interest granted by this PARAGRAPH 16. Tenant shall take all necessary action to maintain and preserve such security interest including, but not limited to, the executing, delivering, filing, refiling, recording, or re-recording of any financing statements, continuation statements, or other security agreements, and the giving of such instruments of further assurance as Landlord from time to time may request to protect its security interest. Without limiting the foregoing, Tenant appoints Landlord as Tenant's attorney-in-fact to execute, deliver, and file such instruments for and on behalf of Tenant, but Landlord shall not be required, and shall not be deemed to be under any duty to Tenant, any guarantor or surety with respect to this Lease, or any other person to protect, perfect, secure, or insure the security interest nor shall Landlord have any obligation for, among other things, the filing of any financing statements under the UCC. The limited power of attorney granted by Tenant in the immediately preceding sentence, being coupled with an interest, is deemed to be irrevocable by Tenant. Notwithstanding the expiration or sooner termination of this Lease, the terms of this PARAGRAPH 16 shall survive as a security agreement with respect to the security interest until repayment or satisfaction in full of all obligations of Tenant under this Lease. The Personal Property shall at all times remain in the Premises, subject to the control of Landlord. In the event of a sale or ground lease of the Premises, the security interest shall be automatically transferred to the purchaser or ground lessor. In addition, Landlord may, at its election, file a copy of this Lease at any time as a financing statement. Landlord, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under the UCC in addition to all other rights and remedies under this Lease, at law, in equity or otherwise.

         17. BANKRUPTCY. Landlord and Tenant understand that, notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Code may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that, in any event, Landlord is entitled under the Code to adequate assurances of future performance of the provisions of this Lease. The parties agree that, with respect to any such assumption or assignment, the term "adequate assurance" shall include at least the following:

            (1) In order to assure Landlord that the proposed assignee will have the resources with which to pay all Base Rent and any Additional Rent payable pursuant to the provisions of this Lease, any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) of not less than the net worth of Tenant on the date this Lease became effective, increased by seven percent (7%), compounded annually, for each year from the Commencement Date through the date of the proposed assignment. It is understood and agreed that the financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

            (2) Any proposed assignee must have been engaged in the conduct of business for the five (5) years prior to any such proposed assignment, which business does not violate the Permitted Uses, and such proposed assignee shall continue to engage in the Permitted Uses. It is understood and agreed that Landlord's asset will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Uses.

            (3) Any proposed assignee of this Lease must assume and agree to be personally bound by the provisions of this Lease.

        18. EMINENT DOMAIN. If all of the Premises, or such part thereof as will make the same unusable for the purposes contemplated by this Lease, be taken under the power of eminent domain (or a conveyance in lieu thereof), then this Lease shall terminate as of the date possession is taken by the condemnor, and Rent shall be adjusted between Landlord and Tenant as of such date. If only a portion of the Premises is taken and Tenant can continue use of the remainder, then this Lease will not terminate, but Rent shall abate in a just and proportionate amount to the loss of use occasioned by the taking. Landlord shall be entitled to receive and retain the entire award for the affected portion of the Building. Tenant shall have no right to advance any claim against Landlord for any part of the award made to or received by Landlord for any taking and no right or claim for any alleged value of the unexpired portion of this Lease or its leasehold estate, or for costs of removal, relocation, business interruption expense or any other damages arising out of such taking. Tenant, however, shall not be prevented from making a claim against the condemning party (but not against Landlord) for any moving expenses, loss of profits, or taking of Tenant's personal property (other than its leasehold estate) to which Tenant may be entitled; provided, however, any such award shall not reduce the amount of the award otherwise payable to Landlord, if any.

        19. QUIET ENJOYMENT. If Tenant promptly and punctually complies with each of its obligations hereunder, it shall peacefully have and enjoy the possession of the Premises during the Term hereof, provided that no action of Landlord or other tenants working in other space in the Building, or in repairing or restoring the Premises, shall be deemed a breach of this covenant, or give to Tenant any right to modify this Lease either as to term, rent payables, or other obligations to be performed.

        20. SECURITY DEPOSIT. $28,925.50, which is the equivalent of two (2) months Base Rent and Additional Rent per Tenant's initial Lease year Base Rent Schedule and Additional Rent per Landlords projection for such calendar year. LANDLORD WILL APPLY TENANT'S EXISTING $4,000.00 SECURITY DEPOSIT TOWARDS THAT REQUIRED HEREIN.

        21. NOTICES. All notices, demands and requests which may be given or which are required to be given by either party to the other must be in writing. All notices, demands and requests by Landlord or Tenant shall be sent by express, registered or certified mail, return receipt requested, postage prepaid, by overnight courier service such as Federal Express, by facsimile transmission (with written confirmation of receipt of the transmission), or by personal delivery and addressed as follows (or to such other address as a party may specify by duly given notice):

                  RENT PAYMENT ADDRESS:

                  HIGHWOODS/FORSYTH L.P.
                  PO Box 550430
                  Tampa, Florida 33655-0430

                  LEGAL NOTICE ADDRESS FOR LANDLORD:

                  HIGHWOODS/FLORIDA HOLDINGS, L.P.
                  One Boca Place, 2255 Glades Road
                  Suite 112-E
                  Boca Raton, Florida 33431-7360
                  Attention:   Mr. Timothy F. Vallace, Vice President
                  Telephone:   561-997-2255

                  Telecopier:  561-997-5211

                  WITH A COPY TO:

                  HIGHWOODS PROPERTIES, INC.
                  c/o Highwoods Properties, Inc.
                  1500 San Remo Avenue
                  Suite 135
                  Coral Gables, FL 33146
                  Attention:   Mr. Rudy Prio Touzet, Vice President



                  TENANT:

                  ONLINE TRADING, INC.
                  2700 N. Military Trail, 2nd Floor
                  Boca Raton, Fl 33431
                  Attention:   Andrew Allen  or  Steve zum Tobel
                  Telephone:   (561) 995-1010
                  Telecopier:  (561) 995-0606

            Notices will be deemed to be received, if personally delivered, upon delivery, if sent by overnight courier, on the first (1st) business day after being sent, if sent by mail, on the date set forth on the return receipt, if sent by telecopier, on the date sent if confirmation of receipt shows delivery on or before 5:00 p.m., or the next business day if confirmation of receipt shows delivery after 5:00 p.m. The parties shall notify the other of any change in address, which notification must be at least fifteen (15) days in advance of it being effective.

            Notices may be given on behalf of any party by such party's legal counsel. The foregoing notice provisions shall in no way prohibit notices from being given as provided in the rules of civil procedure of the State of Florida, as the same may be amended from time to time and any notice so given shall constitute notice herein.

        22. HOLDING OVER. If Tenant shall hold over after the expiration of the Lease Term or other termination of this Lease, such holding over shall not be deemed to be a renewal of this Lease but shall be deemed to create a month-to-month tenancy only, and by such holding over Tenant shall continue to be bound by all of the terms and conditions of this Lease, except that during such month-to-month tenancy, Tenant shall pay to Landlord (A) the greater of (i) ONE AND THREE QUARTERS (1.75) times the monthly Base Rent Landlord is then charging new tenants for space in the Building, or (ii) two (2) times the Base Rent payable hereunder during the last month of the Lease Term, and (B) any and all operating expenses and other forms of Additional Rent payable under the terms of this Lease. Such month-to-month tenancy may be terminated by Landlord or Tenant effective as of the last day of any calendar month by delivery to the other of notice of such termination prior to the first day of such calendar month. Tenant shall indemnify, defend and hold Landlord harmless from and against any claim, damage, loss, liability, judgement, suit, disbursement or expense (including consequential damages and reasonable attorneys' fees and disbursements) (collectively, "Claims") resulting from failure to surrender possession upon the Expiration Date or sooner termination of the Lease Term, including any Claims made by any succeeding tenant, and such obligations shall survive the expiration or sooner termination of this Lease.

        23. BROKER'S COMMISSIONS. Tenant represents and warrants that it has not dealt with any real estate broker, finder or other person, with respect to this Lease in any manner. Tenant shall indemnify and hold Landlord harmless from any and all damages resulting from claims that may be asserted against Landlord by any broker, finder or other person, claiming to have dealt with Tenant in connection with this Lease or any amendment or extension hereto, or which may result in Tenant leasing other or enlarged space from Landlord. The provisions of this PARAGRAPH 24 shall survive the termination of this Lease.

        24. ENVIRONMENTAL COMPLIANCE.

            (1) TENANT'S RESPONSIBILITY. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or in compliance with the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Building in which the Premises are located any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Tenant covenants and agrees that the Premises will at all times during its use or occupancy thereof be kept and maintained so as to comply with all now existing or hereafter enacted or issued statutes, laws, rules, ordinances, orders, permits and regulations of all state, federal, local and other governmental and regulatory authorities, agencies and bodies applicable to the Premises and the Building, pertaining to environmental matters or regulating, prohibiting or otherwise having to do with asbestos and all other toxic, radioactive, or hazardous wastes or material including, but not limited to, the federal Clean Air Act, the federal Water Pollution Control Act, and the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as from time to time amended (all hereafter collectively called "Laws"). Tenant shall execute affidavits, representations and the like, from time to time, at Landlord's request, concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises.

            (2) TENANT'S LIABILITY. Tenant shall hold Landlord free, harmless, and indemnified from any penalty, fine, claim, demand, liability, cost, or charge whatsoever which Landlord shall incur, or which Landlord would otherwise incur, by reason of Tenant's failure to comply with this PARAGRAPH 25 including, but not limited to: (1) the cost of bringing the Premises into compliance with all Laws; (2) the reasonable cost of all appropriate tests and examinations of the Premises to confirm that the Premises have been brought into compliance with all Laws; and (3) the reasonable fees and expenses of Landlord's attorneys, engineers, and consultants incurred by Landlord in enforcing and confirming compliance with this PARAGRAPH 25.

            (3) PROPERTY. For the purposes of this PARAGRAPH 25, the Premises shall include the real estate covered by this Lease; all improvements thereon; all personal property used in connection with the Premises (including that owned by Tenant); and the soil, ground water, and surface water of the Premises, if the Premises include any ground area.

            (4) INSPECTIONS BY LANDLORD. Landlord and its engineers, technicians, and consultants (collectively the "Auditors") may, from time to time as Landlord deems appropriate, conduct periodic tests and examinations ("Audits") of the Premises to confirm and monitor Tenant's compliance with this PARAGRAPH 25. Such Audits shall be conducted in such a manner as to minimize the interference with Tenant's permitted activities on the Premises; however in all cases, the Audits shall be of such nature and scope as shall be reasonably required by then existing technology to confirm Tenant's compliance with this PARAGRAPH 25. Tenant shall fully cooperate with Landlord and its Auditors in the conduct of such Audits. The cost of such Audits shall be paid by Landlord unless an Audit shall disclose a material failure of Tenant to comply with this PARAGRAPH 25, in which case, the cost of such Audit, and the cost of all subsequent Audits made during the Lease Term and within thirty (30) days thereafter (not to exceed two [2] such Audits per calendar year), shall be paid for on demand by Tenant.

            (5) LANDLORD'S LIABILITY. Provided, however, the foregoing covenants and undertakings of Tenant contained in this PARAGRAPH 25 shall not apply to any condition or matter constituting a violation of any Law: (1) which existed prior to the commencement of Tenant's use or occupancy of the Premises; (2) which was not caused, in whole or in part, by Tenant or Tenant's agents, employees, officers, partners, contractors or invitees; or (3) to the extent such violation is caused by, or results from the acts or neglect of Landlord or Landlord's agents, employees, officers, partners, contractors, guests, or invitees.

            (6) TENANT'S LIABILITY AFTER TERMINATION OF LEASE. The covenants contained in this PARAGRAPH 25 shall survive the expiration or termination of this Lease, and shall continue for so long as Landlord and its successors and assigns may be subject to any expense, liability, charge, penalty, or obligation against which Tenant has agreed to indemnify Landlord under this PARAGRAPH 25.

        25. RADON GAS. The following notification is provided pursuant to
Section 404.056(6), Florida Statutes: "Radon is a naturally-occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your county public health unit."

        26. ATTORNEYS' FEES. In the event of any action or proceeding under this Lease, THE PREVAILING PARTY shall be entitled to recover court costs and the fees and disbursements of its attorneys in such action or proceeding (whether at the administrative, trial or appellate levels) in such amount as the court or administrative body may judge reasonable. The prevailing party shall also be entitled to recover attorneys' fees and disbursements incurred in connection with a Tenant default hereunder which does not result in the commencement of any action or proceeding.

        27. JURY TRIAL WAIVER. LANDLORD AND TENANT EACH HEREBY IRREVOCABLY, KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY.

            28. MISCELLANEOUS. Headings of Paragraphs are for convenience only and shall not be considered in construing the meaning of the contents of such Paragraph. The invalidity of any portion of this Lease shall not have any effect on the balance hereof. Should Landlord institute any legal proceedings against Tenant for breach of any provision herein contained, and prevail in such action, Tenant shall in addition be liable for the costs and expenses of Landlord, including its reasonable attorneys' fees (at all tribunal levels). This Lease shall be binding upon the respective parties hereto, and upon their heirs, executors, successors and assigns. This agreement supersedes and cancels all prior negotiations between the parties, and no changes shall be effective unless in writing signed by both parties. Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties except those expressed in this Lease, and that this Lease contains the entire agreement of the parties hereto with respect to the subject matter hereof. Landlord may sell the Premises or the Building without affecting the obligations of Tenant hereunder; upon the sale of the Premises or the Building, Landlord shall be relieved of all responsibility for the Premises and shall be released from any liability thereafter accruing under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord may transfer the security deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be released from any liability for return of the security deposit or prepaid Rent. This Lease may not be recorded without Landlord's prior written consent, but Tenant agrees on request of Landlord to execute a memorandum hereof for recording purposes. The singular shall include the plural, and the masculine, feminine or neuter includes the other. If Landlord, or its employees, officers, directors, stockholders or partners are ordered to pay Tenant a money judgment because of Landlord's default under this Lease, said money judgment may only be enforced against and satisfied out of: (i) Landlord's interest in the Building in which the Premises are located including the rental income and proceeds from sale; and (ii) any insurance or condemnation proceeds received because of damage or condemnation to, or of, said Building that are available for use by Landlord. No other assets of Landlord or said other parties exculpated by the preceding sentence shall be liable for, or subject to, any such money judgment. This Lease shall be interpreted and enforced in accordance with the laws of the State of Florida. If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence and good standing of Tenant and the authority of any person signing this Lease to act for Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in the State of Florida, that the corporation has full right and authority to enter into this Lease and that each of the persons signing on behalf of the corporation is authorized to do so. The submission of this Lease to Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon the execution and delivery by both Landlord and Tenant. The date of execution shall be entered on the top of the first page of this Lease by Landlord, and shall be the date on which the last party signed the Lease, or as otherwise may be specifically agreed by both parties. Such date, once inserted, shall be established as the final day of ratification by all parties to this Lease, and shall be the date for use throughout this Lease as the "Date of Execution" or "Execution Date".

            29. SPECIAL CONDITIONS OR ADDENDUMS. The following addendum shall apply, and where in conflict with earlier provisions in this Lease shall control, and are incorporated herein and made a part of this Lease:

                1. Lease Addendum No. 1, attached to this Lease.
                2. Lease Addendum No. 2, attached to this Lease.







IN WITNESS WHEREOF, Landlord and Tenant have executed this lease in duplicate originals, all as of the day and year first above written.

LANDLORD:                                         TENANT:

HIGHWOODS/FLORIDA HOLDINGS, L.P.                  ONLINE TRADING INC., a Florida
                                                  corporation

By: Highwoods Properties, Inc., Agent

By:                                               By:
   -------------------------------                   ---------------------------

Title:                                            Title:
      ----------------------------                      ------------------------




(CORPORATE SEAL)                                  (CORPORATE SEAL)

Witnesses:                                        Witnesses:

----------------------------------                ------------------------------
Typed Name:                                       Typed Name:
           -----------------------                           -------------------
Typed Name:                                       Typed Name:
           -----------------------                           -------------------

                                 ACKNOWLEDGMENTS

STATE OF FLORIDA
COUNTY OF PALM BEACH

            The foregoing instrument was acknowledged before me this _______ day of ______________, 199__, by _________________________, the ____________________
__________ of Highwoods Properties, Inc., Agent for HIGHWOODS/FLORIDA HOLDINGS, L.P., a Delaware limited partnership. The foregoing individual [ ] is personally known to me or [ ] has produced _____________________ as identification.

                                     Notary Public - State of Florida


                                     -------------------------------------------
                                     Print Name:
                                                --------------------------------
                                     My Commission Number:
                                                          ----------------------
                                     My Commission Expires:
                                                           ---------------------

STATE OF FLORIDA
COUNTY OF PALM BEACH

            The foregoing instrument was acknowledged before me this _______ day of _________________, 199__ , by _____________________, the ____________________
of _______________________ __________________, on behalf of the corporation.
The foregoing individual [ ] is personally known to me or [ ] has produced as identification.

                                     Notary Public - State of Florida


                                     -------------------------------------------
                                     Print Name:
                                                --------------------------------
                                     My Commission Number:
                                                          ----------------------
                                     My Commission Expires:
                                                           ---------------------

                                    EXHIBIT A

                                    PREMISES

            [To be attached following Tenant approval of final plan.]



































                                     1 of 1

                                    EXHIBIT B


                              RULES AND REGULATIONS

1. ACCESS TO BUILDING. On Saturdays, Sundays, legal holidays and on weekdays between the hours of 6:00 P.M. and 8:00 A.M., access to the Building and/or to the halls, corridors, elevators or stairways in the Building may be restricted and access shall be gained by use of a key or electronic card to the outside doors of the Building. Landlord may from time to time establish security controls for the purpose of regulating access to the Building. Tenant shall cause each of its employees to comply with all such security regulations so established.

2. PROTECTING PREMISES. The last member of Tenant to leave the Premises shall close and securely lock all doors or other means of entry to the Premises and shut off all utilities in the Premises.

3. BUILDING DIRECTORIES. The directories for the Building in the form selected by Landlord shall be used exclusively for the display of the name and location of tenants. Any additional names and/or name change requested by Tenant to be displayed in the directories must be approved by Landlord and, if approved, will be provided at the sole expense of Tenant.

4. LARGE ARTICLES. Furniture, freight and other large or heavy articles may be brought into the Building only at times and in the manner designated by Landlord and always at Tenant's sole responsibility. All damage done to the Building, its furnishings, fixtures or equipment by moving or maintaining such furniture, freight or articles shall be repaired at the expense of Tenant.


5. SIGNS. Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Building, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the written consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as shall be first approved by Landlord in writing. Landlord reserves the right to remove at Tenant's expense all matter other than that above provided for without notice to Tenant.

6. COMPLIANCE WITH LAWS. Tenant shall comply with all applicable laws, ordinances, governmental orders or regulations and applicable orders or directions from any public office or body having jurisdiction, whether now existing or hereinafter enacted with respect to the Premises and the use or occupancy thereof. Tenant shall not make or permit any use of the Premises which directly or indirectly is forbidden by law, ordinance, governmental regulations or order or direction of applicable public authority, which may be dangerous to person or property or which may constitute a nuisance to other tenants.


7. HAZARDOUS MATERIALS. Tenant shall not use or permit to be brought into the Premises or the Building any flammable oils or fluids, or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done any act or thing which will invalidate, or which, if brought in, would be in conflict with any insurance policy covering the Building or its operation, or the Premises, or any part of either, and will not do or permit to be done anything in or upon the Premises, or bring or keep anything therein, which shall not comply with all rules, orders, regulations or requirements of any organization, bureau, department or body having jurisdiction with respect thereto (and Tenant shall at all times comply with all such rules, orders, regulations or requirements), or which shall increase the rate of insurance on the Building, its appurtenances, contents or operation.

8. DEFACING PREMISES AND OVERLOADING. Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises. Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls; blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices shall not be placed in or about the outside windows in the Premises except to the extent that the character, shape, color, material and make thereof is approved by Landlord. Tenant shall not do any painting or decorating in the Premises or install any floor coverings in the Premises or make, paint, cut or drill into, or in any way deface any part of the Premises or Building without in each instance obtaining the prior written consent of Landlord. Tenant shall not overload any floor or part thereof in the Premises, or any facility in the Building or any public corridors or elevators therein by bringing in or removing any large or heavy articles and Landlord may direct and control the location of safes, files, and all other heavy articles and, if considered necessary by Landlord may require Tenant at its expense to supply whatever supplementary supports necessary to properly distribute the weight.

9. OBSTRUCTION OF PUBLIC AREAS. Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything in, or obstruct in any way, any sidewalk, court, hall, passageway, entrance, or shipping area. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Building employees) that are at any time being taken from the Premises directly to the areas designated for disposal. All courts, passageways, entrances, exits, elevators, escalators, stairways, corridors, halls and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided, however, that




                                     1 of 3
    nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals within the normal course of Tenant's business so long as such persons are not engaged in illegal activities.

10. ADDITIONAL LOCKS. Tenant shall not attach, or permit to be attached, additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. Upon termination of this Lease or of Tenant's possession, Tenant shall immediately surrender all keys to the Premises.

11. COMMUNICATIONS OR UTILITY CONNECTIONS. If Tenant desires signal, alarm or other utility or similar service connections installed or changed, Tenant shall not install or change the same without the approval of Landlord, and then only under direction of Landlord and at Tenant's expense. Tenant shall not install in the Premises any equipment which requires a greater than normal amount of electrical current for the permitted use without the advance written consent of Landlord. Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants in the Building, and shall not in any event connect a greater load than that which is safe.

12. OFFICE OF THE BUILDING. Service requirements of Tenant will be attended to only upon application at the office of Landlord. Employees of Landlord shall not perform, and Tenant shall not engage them to do any work outside of their duties unless specifically authorized by Landlord.

13. RESTROOMS. The restrooms, toilets, urinals, vanities and the other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant who, or whose employees or invitees, shall have caused it.

14. INTOXICATION. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated, or under the influence of liquor or drugs, or who in any way violates any of the rules and regulations of the Building.

15. NUISANCES AND CERTAIN OTHER PROHIBITED USES. Tenant shall not (a) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air conditioning apparatus in or about the Premises; (b) engage in any mechanical business, or in any service in or about the Premises or Building, except those ordinarily embraced within the permitted use of the Premises specified in PARAGRAPH 3; (c) use the Premises for housing, lodging, or sleeping purposes; (d) prepare or warm food in the Premises or permit food to be brought into the Premises for consumption therein (heating coffee and individual lunches of employees excepted) except by express permission of Landlord; (e) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises, or place a musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises; (f) use any power source for the operation of any equipment or device other than dry cell batteries or electricity; (g) operate any electrical device from which may emanate waves that could interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere; (h) bring or permit to be in the Building any bicycle, other vehicle, dog (except in the company of a blind person), other animal or bird; (I) make or permit any objectionable noise or odor to emanate from the Premises; (j) disturb, harass, solicit or canvass any occupant of the Building; (k) do anything in or about the Premises which could be a nuisance or tend to injure the reputation of the Building.

16. SOLICITATION. Tenant shall not canvass other tenants in the Building to solicit business or contributions and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises for which specific authority granted in the lease agreement.

17. ENERGY CONSERVATION. Tenant shall not waste electricity, water, heat or air conditioning and agrees to cooperate fully with Landlord to insure the most effective operation of the Building's heating and air conditioning, and shall not allow the adjustment (except by Landlord's authorized Building personnel) of any controls.

18. BUILDING SECURITY. At all times other than normal business hours the exterior Building doors and suite entry door(s) must be kept locked to assist in security. The janitorial service, upon completion of its duties, will lock all Building doors. Problems in Building and suite security should be directed to Landlord at (561) 997-2255.

19. PARKING. Parking is in designated parking areas only. There may be no vehicles in "no parking" zones or at curbs. Handicapped spaces are for handicapped persons and the Police Department will ticket unauthorized (unidentified) cars in handicapped spaces.














20. JANITORIAL SERVICE. The janitorial staff will remove all trash from trash cans. Any container or boxes left in hallways or apparently discarded unless clearly and conspicuously labeled DO NOT REMOVE may be removed without liability to the Tenant. Any large volume of trash resulting from delivery of furniture, equipment, etc., should be removed by the delivery company, Tenant, or Landlord at Tenant's expense. Janitorial service will be provided after hours each business day Monday through Friday. All requests should be directed to Landlord at (561) 997-2255.




                                     2 of 3

21. CONSTRUCTION. Tenant shall make no structural or interior alterations of the Premises. All structural and nonstructural alterations and modifications to the Premises shall be coordinated through Landlord as outlined in PARAGRAPH 7 of the Lease. Completed construction drawings of the requested changes are to be submitted to Landlord's construction department for pricing and construction supervision.

































                                     3 of 3

                                    EXHIBIT C

                             COMMENCEMENT AGREEMENT

         THIS COMMENCEMENT AGREEMENT is made as of ________________, 199___, by and between HIGHWOODS/FLORIDA HOLDINGS, L.P., a Delaware limited partnership ("Landlord") and ONLINE TRADING INC., a Florida corporation. ("TENANT").

                              W I T N E S S E T H :

         WHEREAS, Landlord and Tenant have entered into a Lease Agreement dated ___________ (the "Lease"), covering premises situated in the Highwoods Square III/ 2700 N. Military Trail Building, Boca Raton, Palm Beach County, Florida ("Premises") which Premises are more particularly described in the Lease; and,

         WHEREAS, the Lease provided for the execution of a Commencement Agreement establishing the actual date of the commencement of the term of the lease of the Premises, and establishing the number of rentable square feet in the Premises.

         NOW, THEREFORE, the parties hereto agree as follows:

         The term of the Lease actually commenced on __________________ 199__. The initial term of the Lease shall terminate on ______________. The number of rentable square feet in the Premises is agreed to be 6,806.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be duly executed, as of the day and year first above written.

TENANT:

ONLINE TRADING, INC., a Florida corporation

By:
   --------------------------------
Typed Name:
           ------------------------
Typed Title:
            -----------------------


(Corporate Seal)



Date:
     ------------------------------



LANDLORD:

HIGHWOODS/FLORIDA HOLDINGS, L.P.

By: Highwoods Properties, Inc., Agent

    By:
       --------------------------
    Title:
          -----------------------

(Corporate Seal)

Date:
     -------------------------







                                     1 of 1

                              LEASE ADDENDUM NO. 1


   ADDITIONAL RENT - OPERATIONAL EXPENSE PASS THROUGHS. Tenant shall pay monthly, as Additional Rent, one-twelfth (1/12) of Landlord's estimate of Tenant's proportionate share ("Tenant's Proportionate Share") of all of the Direct Expenses for the then-current calendar year, incurred on account of the operation or maintenance of the PROJECT in which the Premises are situated. Landlord will give Tenant notice from time to time of such estimated amounts, and Tenant shall pay such amounts monthly to Landlord in the same manner and at the same time as Base Rent. As soon as is reasonably practicable following the end of each calendar year, Landlord will submit to Tenant an operating statement ("Operating Statement") showing in reasonable detail the Direct Expenses on a per rentable square foot basis for the preceding calendar year, together with a reconciliation of estimated payments made by Tenant as compared to the actual Tenant's Proportionate Share paid for such calendar year. However, the failure or delay by Landlord to provide Tenant with an Operating Statement shall not constitute a waiver by Landlord of Tenant's obligation to pay the Direct Expenses or a waiver of Landlord's rights to send such a statement thereafter or a waiver of its right to reconcile the Direct Expenses. Within thirty (30) days after receipt of an Operating Statement, Tenant shall pay to Landlord any additional amounts owed to Landlord as shown on the Operating Statement. Any funds owed by Landlord to Tenant shall be applied by Landlord against the next accruing monthly installment(s) of Additional Rent due from Tenant. Tenant or its representative shall have the right, upon not less than ten (10) days prior notice rendered no later than twenty (20) days after delivery of an Operating Statement, to review, at Tenant's sole expense, Landlord's books and records with respect to the Direct Expenses during normal business hours, at the location of Landlord's books and records, but no more than twice annually with respect to any given calendar year. Unless Tenant shall take written exception to any item contained in the Operating Statement within twenty (20) days after delivery thereof, the Operating Statement shall be deemed final and accepted by Tenant. If Tenant disputes an Operating Statement, Tenant shall pay the amount set forth therein and any other funds then owed by Tenant under this Lease as a condition precedent to any further review of the content of the Operating Statement. Any payments due herein shall be prorated for any partial calendar year occurring during the Lease Term. Tenant's obligation to pay any amounts due herein and Landlord's obligation to refund any overpayments made by Tenant for the final year of the Lease Term shall survive the Expiration Date or earlier termination of this Lease.

   The term "Direct Expense" as used herein shall include direct costs of operation, repair and maintenance as determined by standard accounting practices and shall include by way of illustration, but is not limited to ad valorem real and personal property taxes, hazard and liability insurance premiums, utilities, heat, air conditioning, janitorial service, labor, materials, supplies, equipment and tools, permits, licenses, inspection fees, management fees, and common area expenses. The term "Direct Expenses" shall not include depreciation on the Building in which the Premises are situated or equipment therein, interest, executive salaries, real estate brokers' commissions, or other expenses that do not relate to the operation of the Project.

TENANT'S INITIAL LEASE YEAR ADDITIONAL RENT WILL BE CAPPED AT $8.50 PER RENTABLE SQUARE FOOT. THEREFORE TENANT'S INITIAL LEASE YEAR ADDITIONAL RENT WILL BE THE LESSOR OF THE LANDLORD'S PROJECTION OR $8.50 PER RENTABLE SQUARE FOOT. TENANT'S ANNUAL ADDITIONAL RENT INCREASE SHALL BE CAPPED AT 107% OF THEIR PROPORTIONATE SHARE OF THE PREVIOUS CALENDAR YEAR'S OPERATING EXPENSES, EXCEPT REAL ESTATE TAXES, ELECTRICITY, INSURANCE AND ANY OTHER NON-CONTROLLABLE OPERATING EXPENSE ASSOCIATED WITH THE DIRECT OPERATION OF THE PROJECT, WHICH WILL BE PASSED THROUGH TO TENANT WITHOUT ANT CAP OR LIMITATION.


























                                     1 of 1

                              LEASE ADDENDUM NO. 2

TENANT IMPROVEMENT ALLOWANCE: Landlord will build out Tenants Premises, at Landlord's expense, not to exceed $188,916.00. This is based on Tenant receiving the equivalent of $28.00 per rentable square foot of Tenant's Premises. Landlord will price Tenant's alteration requirements per architectural plans and specifications reviewed with and approved by Tenant. Landlord will then review such with Tenant prior to the commencement of construction to Tenant's Premises. Should Tenant request additional Tenant Improvement monies from Landlord, Landlord will consider providing such additional Tenant Improvement monies and amortizing such over the Term of Tenant's Lease as Additional Rent due monthly with Tenant's Base and Additional Rent. A nine and one-half (9.50%) annual costs of funds will be applied to such additional Tenant Improvement monies if utilized by Tenant.

RESERVED COVERED PARKING: Landlord, at Landlord's costs, shall provide Tenant six (6) covered reserved parking spaces for Tenant's use for the life of this Lease Term and any renewal periods, at a charge to Tenant of $20.00 per space per month with annual increases of five (5%) percent effective each anniversary of Tenant's Lease Commencement Date.

OPTION TO RENEW LEASE: Tenant shall receive one (1), five (5) year option to extend this Lease at then fair market terms and conditions. Tenant shall provide Landlord with a minimum of nine (9) months prior written notice of their intent to exercise such renewal option. Landlord and Tenant will have ninety (90) days from Landlord's receipt of Tenant's notice to renew, to finalize a mutually acceptable Amendment to extend Tenant's Lease. If Tenant and Landlord are unable to fully execute such an Amendment within such timeframe, then the option to renew this Lease shall become null and void.

RIGHT OF FIRST REFUSAL: Tenant shall have the Right of First Refusal on up to 3,867 Rentable Square Feet contiguous to Tenant's Premises, upon the availability of such space. Landlord and Tenant acknowledge that the subject space contiguous to Tenant's original Premises is not expected to be available for lease to an outside party for approximately four (4) years from Tenant's Lease Commencement. Tenant will have seven (7) days from Landlord's notification of an outside parties intent to Lease the contiguous Right of First Refusal Space defined herein, to exercise their Right of First Refusal. If Tenant exercises their Right of First Refusal, the Base Rent and Additional Rent Schedule for Tenant's expansion space, will be consistent on a price per Rentable Square Foot with Tenant's original Premises, Suite 200. Tenant will also receive from Landlord a Tenant Improvement Allowance which will be the Pro Rated equivalent on a dollars and cents per Rentable Square Foot basis of their original Tenant Improvement Allowance. Such Pro Rating will be based on the remaining Lease Term from Tenant's Expansion Space Commencement Date through the then in effect Lease Expiration Date.

TEMPORARY SPACE: Tenant will be permitted to Holdover in their previously leased Suite 125 in Highwoods Square II/ 2650 N. Military Trail, from their Lease Expiration Date of October 14, 1998 until the day preceding their Lease Commencement for Suite 200 in Highwoods Square III/ 2700 N. Military Trail. Tenant will only be responsible for Additional Rent during their Holdover Tenancy in Suite 125 in Highwoods Square II/ 2650 N. Military Trail.

CABLE TELEVISION/ DIRECT TELEVISION: Landlord will provide best efforts to provide Tenant the ability to have either Cable Television or Direct Television, at Tenant's expense in Tenant's Premises.